THE HYPERION TOTAL RETURN FUND, INC.

                         50 Charles Lindbergh Boulevard
                                    Suite 500
                            Uniondale, New York 11553

                       Supplement dated September 18, 2001
                       to Prospectus dated August 17, 2001

         In light of the recent disruption in the financial markets caused by the tragic events at the World Trade Center, The Hyperion Total Return Fund, Inc. (the "Fund") (NYSE: HTR) has extended the subscription period for its rights offering which commenced on August 27, 2001. The expiration of the rights offering has been changed from Friday, September 21, 2001 to 5:00 p.m. New York City time on Friday, September 28, 2001, unless further extended pursuant to the terms of the rights offering. All subscription certificates, payments for shares, and notices of guaranteed delivery are due by 5:00 p.m. New York City time on Friday, September 28, 2001. Payment for guarantees of delivery are due on October 3, 2001. Confirmations will now be mailed to participants on October 11, 2001. The price per share and all other terms of the offer remain unchanged.

         In addition, the last trading day in the rights (NYSE: HTR.rt) on the New York Stock Exchange has been extended from September 20, 2001 to Thursday, September 27, 2001, the last business day prior to the new expiration date. Any rights submitted to EquiServe L.P., the Subscription Agent, for sale must be received by EquiServe L.P. on or before Wednesday, September 26, 2001. There is no assurance that a market for the rights will continue to exist.

         The Fund's investment adviser, Hyperion Capital Management, Inc., reports that, consistent with the higher valuation of fixed income securities in general, the value of the Fund's portfolio securities has increased since the Fund's last reported valuation on September 6, 2001. The Fund plans to report its net asset value as of Thursday, September 20, 2001 at the close of business on Friday, September 21, 2001.

         If you have any questions concerning the rights offering, please contact Georgeson Shareholder Communications, Inc. at 1-888-387-2801 or EquiServe L.P., at 1-800-426-5523.